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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-41465, 333-41467 and 333-88611) of TriPath Imaging, Inc.
("TriPath") of our report dated February 2, 2001, with respect to the consolidated financial statements of TriPath included in the Annual Report (Form 10-K) for the year ended December 31, 2000.


                                                /s/ Ernst & Young LLP


Raleigh, North Carolina
March 28, 2001